                                                                  EXHIBIT 10.66


- --------------------------------------------------------------------------------





                         REGISTRATION RIGHTS AGREEMENT




                                     among




                          RESORTS INTERNATIONAL, INC.

                  RESORTS INTERNATIONAL HOTEL FINANCING, INC.

                       RESORTS INTERNATIONAL HOTEL, INC.

                    FIDELITY MANAGEMENT & RESEARCH COMPANY,

                              on behalf of various
                               funds and accounts
                                 managed by it

                                      and

                              TCW SPECIAL CREDITS,

                              on behalf of various
                               funds and accounts
                                 managed by it


                           Dated as of April 29, 1994


- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                                       Page
                                                                                                                       ----


SECTION 1.       Securities Subject to This Agreement; Representations and Covenants
   of Fidelity and TCW with Respect to the Registrable Securities   . . . . . . . . . . . . . . . . . . . . . . . . . .  1

SECTION 2.       Shelf Registration . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

SECTION 3.       Registration Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

SECTION 4.       Registration Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4

SECTION 5.       Indemnification; Contribution  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
   (a)           Indemnification by the Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
   (b)           Indemnification by Holders of Registrable Securities . . . . . . . . . . . . . . . . . . . . . . . . .  5
   (c)           Conduct of Indemnification Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6
   (d)           Contribution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

SECTION 6.       Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
   (a)           Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
   (b)           Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  7
   (c)           Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
   (d)           Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
   (e)           Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
   (f)           Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
   (g)           Severability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
   (h)           Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9
   (i)           Further Actions; Best Efforts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  9

         This REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of April 29, 1994, among RESORTS INTERNATIONAL, INC., a Delaware corporation (the "Company"), RESORTS INTERNATIONAL HOTEL FINANCING, INC., a Delaware corporation and a wholly-owned subsidiary of the Company ("RIHF"), RESORTS INTERNATIONAL HOTEL, INC., a New Jersey corporation and wholly-owned subsidiary of the Company, FIDELITY MANAGEMENT & RESEARCH COMPANY, a Massachusetts corporation, on behalf of various funds and accounts that it manages which are to own shares of the Common Stock, $0.01 par value per share, of the Company (the "Shares"), Mortgage Notes due 2003 of RIHF (the "Mortgage Notes"), and Units (the "Units") comprised of Class B Common Stock, $0.01 par value per share, of the Company, and Junior Mortgage Notes due 2004 of RIHF ("Fidelity"), and TCW SPECIAL CREDITS, a California general partnership, on behalf of various funds and accounts which are to own Shares, Mortgage Notes and Units ("TCW").

         The parties hereby agree as follows:

         SECTION 1. Securities Subject to This Agreement; Representations and Covenants of Fidelity and TCW with Respect to the Registrable Securities.

         (a) The term "Registrable Securities" means the Shares, Mortgage Notes and Units (including in each case any securities from time to time received from the Company, RIHF or any affiliate thereof in exchange therefor or as a result of dividends, splits or similar actions with respect to Registrable Securities) to be received by each of Fidelity and TCW on behalf of the aforesaid funds and accounts and by any other holder of such securities who becomes a signatory to the Agreement as contemplated by Section 6(b) of the Agreement (the "Holders" or a "Holder," or the "Sellers" or a "Seller") as of the effectiveness (the "Effective Date") of the restructuring of the Company's Senior Secured Redeemable Notes that were due April 15, 1994. For convenience, unless the context otherwise indicates, the various agreements made herein with respect to Fidelity and TCW shall be deemed to be made on behalf of the respective Holders or Sellers, and references herein to "Signatories" shall include Fidelity, TCW and any other holder of Registrable Securities as of the Effective Date that becomes a party to this Agreement.

         (b) Each Holder from time to time of Registrable Securities covenants and agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of (collectively "Transfer") any of its Registrable Securities except in compliance with or pursuant to an exemption under the Securities Act of 1933, as amended (the "Act"), all applicable state securities laws and all rules and regulations promulgated thereunder (collectively, the "Securities Acts").

         SECTION 2.       Shelf Registration.

         (a) The Company shall use its best efforts to prepare and file with the Securities and Exchange Commission (the "SEC") on or before April 29, 1994, and to cause to be declared effective as soon as possible thereafter under the Act a Registration Statement on

Form S-1 covering the Registrable Securities in accordance with Rule 415 under the Act (the "Registration Statement") relating to the non-underwritten offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by the Sellers and set forth in the Registration Statement.

         (b) The Company shall use its best efforts to keep the Registration Statement continuously effective in order to permit the Prospectus forming part thereof to be usable by the Holders for a period of two years from the Effective Date or such shorter period that will terminate when all the Registrable Securities covered by the Registration Statement have been sold pursuant to the Registration Statement (in any such case, such period being called the "Shelf Registration Period"). The Company shall be deemed not to have used its best efforts to keep the Registration Statement effective during the requisite period if it voluntarily takes any action that would result in the Holders not being able to offer and sell the Registrable Securities during that period, unless (i) such action is required by applicable law, or (ii) such action is taken by the Company in good faith and for valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of Section 3(e) hereof, if applicable.

         (c) Selection of Counsel. The Holders of the Registrable Securities to be included in the Registration Statement shall select one counsel reasonably acceptable to the Company to represent their interests in connection with such offering. The expenses of such counsel to the Holders shall be borne by the Company.

         SECTION 3. Registration Procedures. In connection with the Registration Statement to be filed pursuant to Section 2 of this Agreement, the Company will as expeditiously as possible:

         (a) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for at least two years from the Effective Date (or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold) and comply with the provisions of the Securities Acts applicable to it with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement during such period;

         (b) furnish to each Signatory without charge, at least one signed copy of the Registration Statement and any post- effective amendment thereto, as soon as such documents become available to the Company, and such number of conformed copies thereof and such number of copies of the prospectus (including any preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Signatory may reasonably request as soon as such documents become available to the Company in order to facilitate the disposition of the Registrable Securities being sold by each Seller (it being understood that the Company consents to the use of the prospectus and any amendment or supplement thereto by each Seller of such Registrable Securities in connection with the offering and sale of the Registrable Securities covered by the prospectus or any amendment or supplement thereto);

         (c) on or prior to the effective date of the Registration Statement, or thereafter if necessary, use its best efforts to register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions as each Signatory reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable each Seller to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Seller; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (ii) subject itself to general taxation in any such jurisdiction or
(iii) consent to general service of process in such jurisdiction for purposes of actions arising other than out of the Registration Statement;

         (d) use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Sellers to consummate the disposition of such Registrable Securities;

         (e) notify each Signatory at any time while the Registration Statement is required to be effective under paragraph (a) above of the happening of any event which results in the prospectus included in such Registration Statement containing an untrue statement of a material fact or omitting to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (f) enter into customary agreements and make such representations and warranties to the Sellers of Registrable Securities as in form, substance and scope are customarily made by issuers to selling securityholders in non-underwritten offerings and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities;

         (g) make available for inspection during regular business hours by Fidelity and TCW and any attorney, accountant or other agent retained by them and their attorneys and agents (collectively, the "Inspectors"), all financial and other records, corporate documents, books and records, questionnaires, agreements, properties of the Company and other information (collectively, the "Records") as shall be reasonably requested to enable them to exercise "due diligence," and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with the Registration Statement;

         (h) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to their security holders, as soon as reasonably practicable, earnings statements which need not be audited, covering a period of twelve months beginning after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act of 1933, as amended;

         (i) notify each Signatory of any stop order or other suspension of effectiveness of the Registration Statement;

         (j) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

         (k) use its best efforts to cause the Registrable Securities to be listed on the American Stock Exchange or any other national securities exchange or automated quotation system on which a listing for Shares, the Mortgage Notes or the Units, as applicable, is maintained; and

         (l) cooperate with the Sellers of Registrable Securities to facilitate the timely preparation and delivery of certificates representing securities to be sold under the Registration Statement (which certificates shall be in DTC-eligible form) and enable such securities to be in such denominations and registered in such names as such Sellers may request.

         The Company may require each Seller of Registrable Securities as to which any registration is being effected to furnish to the Company information regarding the distribution of such securities and such other information relating to the Seller and its ownership of Registrable Securities as the Company may from time to time reasonably request for inclusion in the Registration Statement.

         Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3(e) hereof, such holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) hereof and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company), all copies, other than permanent file copies then in such Holder's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         SECTION 4. Registration Expenses. All expenses incident to the Company's performance of or compliance with Section 2 of this Agreement including, without limitation, all registration and filing fees, and expenses of compliance with state securities or blue sky laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), printing costs, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit required by or incident to such performance), Securities Acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of counsel for the Sellers under Section 2(c) above and the fees and expenses of any special experts retained by the Company in connection with such registration (all such expenses being herein called "Registration Expenses") shall be borne by the Company; provided, however, that in no event shall Registration Expenses include any discounts, commissions or fees attributable to the sale of the Registrable Securities.

         SECTION 5.       Indemnification; Contribution.

         (a) Indemnification by the Company. The Company agrees to indemnify, to the full extent permitted by law, each participating Holder of Registrable Securities, its officers, directors, partners, employees and agents and each person or entity that controls such Holder (within the meaning of the Act), and any investment advisor thereof or agent therefor against all losses, claims, damages, liabilities and expenses (including reasonable out-of-pocket costs of investigation and reasonable legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement or prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they are made) not misleading, except insofar as the same arise out of or are based upon any information with respect to such Seller furnished in writing to the Company by such Seller. The Company will also indemnify any selling brokers, dealer managers and similar securities industry professionals participating in the distribution and their officers and directors and each person who controls such persons or entities (within the meaning of the Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

         (b) Indemnification by Holders of Registrable Securities. In connection with the Registration Statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company, in writing, such information and affidavits with respect to such Holder as the Company reasonably requests for use in connection with such Registration Statement or any prospectus included therein and agrees to indemnify, to the extent permitted by law, the Company, its directors, officers, employees and agents and each person or entity that controls the Company (within the meaning of the Act), and any investment advisor thereof or agent therefor against any losses, claims, damages, liabilities and expenses (including reasonable out-of-pocket costs of investigation and reasonable legal expenses) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement or prospectus or any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in or should have been contained in any information or affidavit with respect to such Holder so furnished in writing by such Holder expressly for inclusion in such Registration Statement.

         (c) Conduct of Indemnification Proceedings. Any person or entity entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such person or entity of any written notice of the commencement of any action, suit or proceeding against such person or entity or investigation thereof for which such person or entity will claim indemnification or contribution pursuant to this Agreement and, unless in the reasonable judgment of such indemnified party a conflict of interest exists between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to such indemnified party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one lead counsel with respect to such claim (plus local counsel fees, if required), unless in the reasonable judgment of counsel to such indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld.

         (d)     Contribution.  If the indemnification provided for in this
Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein by reason other than that set forth in the exception at the end of the first sentence of Section 5(a) hereof, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions or inactions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.

         If indemnification is available under this Section 5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5.

         SECTION 6. Miscellaneous.

         (a) Remedies. Each party hereto, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Each party agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (b) Additional Signatories. If the Company determines that any persons, other than the original Signatories hereto, who are to receive Shares, Mortgage Notes and Units as of the Effective Date of the restructuring referred to in Section 1(a), may be deemed to be underwriters within the meaning of the Act with respect to such securities, the parties hereto agree that such persons may become additional Signatories to the Agreement and their Shares, Mortgage Notes and Units shall be deemed to be Registrable Securities.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made by telecopy (followed by registered first-class mail or overnight courier delivery of a hard-copy), by overnight courier or by hand-delivery:

                 (i)      if to the Company, RIHF or RIH, at:

                          1133 Boardwalk
                          Atlantic City, New Jersey 08401
                          Attention:  Christopher D. Whitney, Esq.
                          Telecopy:  (609) 345-3260
                          with a copy to:

                          Freedman, Levy, Kroll & Simonds
                          1050 Connecticut Avenue, N.W.
                          Suite 825
                          Washington, D.C. 20036
                          Attention:  Peter E. Panarites
                          Telecopy:  (202) 457-5151

                 (ii)     if to Fidelity, at:

                          82 Devonshire Street
                          Boston, Massachusetts 02109
                          Attention:  Judy K. Mencher, Esq.
                          Telecopy:  (617) 570-7688

                          with a copy to:

                          Weil, Gotshal & Manges
                          767 Fifth Avenue
                          New York, New York 10153
                          Attention:  Bruce R. Zirinsky, Esq.
                          Telecopy:  (212) 310-8007; and

                 (iii)    if to TCW, at:

                          865 South Figueroa Street
                          Los Angeles, California 90017
                          Attention:  Mr. Bruce A. Karsh
                          Telecopy:  (213) 244-0549

                          with a copy to:

                          Weil, Gotshal & Manges
                          767 Fifth Avenue
                          New York, New York 10153
                          Attention:  Bruce R. Zirinsky, Esq.
                          Telecopy:  (212) 310-8007

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that the rights provided to the Holders of Registrable Securities in Section 2 of this Agreement shall be exercisable only by Holders of Registrable Securities as determined in accordance with Section 1 of this Agreement.

         (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereto.

         (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nw York applicable to contracts made and to be performed wholly within the State.

         (h) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

         (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (j) Further Actions; Best Efforts. Each of RIHF and RIH agrees to use its best efforts to take or cause to be taken all appropriate action, and to do or cause to be done all things, reasonably necessary, proper or advisable under applicable law and regulations to assist the Company in the performance of its obligations hereunder, including without limitation the preparation and filing of the Registration Statement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                        RESORTS INTERNATIONAL, INC.


                                        By:
                                              --------------------------------
                                              Name:
                                              Title:

                                        RESORTS INTERNATIONAL HOTEL
                                        FINANCING, INC.


                                        By:
                                              --------------------------------
                                              Name:
                                              Title:


                                        RESORTS INTERNATIONAL HOTEL,
                                        INC.


                                        By:
                                              --------------------------------
                                              Name:
                                              Title:


                                        FIDELITY MANAGEMENT &
                                        RESEARCH COMPANY, on behalf of
                                        various funds that it manages
                                        which are to own Shares, Mortgage Notes
                                        and Junior Notes and which may
                                        acquire Senior Facility Notes


                                        By:
                                              --------------------------------
                                              Name:
                                              Title:


                                        TCW SPECIAL CREDITS, on behalf
                                        of various funds and accounts which
                                        are to own Shares, Mortgage Notes
                                        and Junior Notes

                                        By:  TCW ASSET MANAGEMENT CO.,
                                             its Managing Partner


                                        By:
                                              --------------------------------
                                              Name:
                                              Title:


                                        By:
                                              --------------------------------
                                              Name:
                                              Title: